UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2013 (May 29, 2013)

LAREDO PETROLEUM HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Sixth Amendment to Third Amended and Restated Credit Agreement

On May 29, 2013, Laredo Petroleum, Inc. (the “Borrower”), a wholly-owned subsidiary of Laredo Petroleum Holdings, Inc. (the “Company”), entered into the Sixth Amendment to the Third Amended and Restated Credit Agreement (the “Sixth Amendment”) among the Borrower, Wells Fargo Bank, N.A., as administrative agent, the guarantors signatory thereto, including the Company, and the banks signatory thereto.  Pursuant to the Sixth Amendment, among other things, the Borrower’s borrowing base was increased from $825 million to $1 billion. Following the closing of the Borrower’s previously announced divestment of its Anadarko Basin assets, which is expected to occur during the third quarter of 2013, the borrowing base will be automatically reduced to $825 million.

The foregoing description of the Sixth Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Sixth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Sixth Amendment is incorporated herein by reference.  A copy of the Sixth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 30, 2013, the Company issued a press release announcing the increase in the borrowing base pursuant to the Sixth Amendment. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1

Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of May 29, 2013, among Laredo Petroleum, Inc., Wells Fargo Bank, N.A., as administrative agent, the guarantors signatory thereto and the banks signatory thereto.

99.1	Press Release dated May 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM HOLDINGS, INC.

Date: May 30, 2013	By:	/s/ Richard C. Buterbaugh
Richard C. Buterbaugh
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of May 29, 2013, among Laredo Petroleum, Inc., Wells Fargo Bank, N.A., as administrative agent, the guarantors signatory thereto and the banks signatory thereto.

99.1	Press Release dated May 30, 2013.